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     NUMBER                                          [LOGO]                                                   SHARES

                                                LIQUOR.COM, INC.
                                INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE           SEE REVERSE FOR CERTAIN DEFINITIONS
                                                 COMMON STOCK                                  CUSIP 536343 10 6

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THIS IS TO CERTIFY THAT







IS THE OWNER OF
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                         FULLY PAID AND NON-ASSESSABLE SHARES, $.00001 PAR VALUE, OF THE COMMON STOCK OF

 -----------------------------------------------------                  ---------------------------------------------------------
------------------------------------------------------ LIQUOR.COM, INC. ----------------------------------------------------------
 -----------------------------------------------------                  ---------------------------------------------------------

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware, and to all the provisions of the Certificate of
Incorporation and Bylaws of the Corporation and all amendments thereto (copies of which are on file in the office of the Transfer
Agent), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Scott B. Clark                                                              /s/ Barry L. Grieff
SECRETARY                                           [SEAL]                      CHIEF EXECUTIVE OFFICER

                                                                                COUNTERSIGNED:
                                                                                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY

                                                                                          (Jersey City, NJ)         TRANSFER AGENT

                                                                                BY
                                                                                                    AUTHORIZED OFFICER

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                AMERICAN BANK NOTE COMPANY                    PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
               55TH STREET AND SANSOM STREET                                PROOF OF JUNE 6, 2000
                  PHILADELPHIA, PA 19139                                      LIQUOR.COM, INC.
                      (215) 764-8600                                            H 66668 FACE
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              SALES:  R. JOHNS: 212-269-0339 X-13             OPERATOR:                                    eg
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              /NET/BANKNOTE/HOME 14/LIQUOR/H66668                                   NEW
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     The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued and the designations, relative rights, preferences and limitations of each series of preferred shares which the Company is authorized to issue so far as the same have been fixed, and the authority of the Board of Directors of the Company to designate and fix the relative rights, preferences and limitations of other series.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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     TEN COM - as tenants in common                  UNIF GIFT MIN ACT -         Custodian
     TEN ENT - as tenants by the entireties                             -------------------------------
     JT TEN  - as joint tenants with right of                            (Cust)               (Minor)
               survivorship and not as tenants                          under Uniform Gifts to Minors
               in common                                                Act
                                                                           -----------------------
                                                                                  (State)
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     Additional abbreviations may also be used though not in the above list.

     For Value Received, ________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
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--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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_______________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -------------------------------------



                                    --------------------------------------------
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AS-15

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             AMERICAN BANK NOTE COMPANY                   PRODUCTION COORDINATOR: LISA MARTIN: 215-764-8625
            55TH STREET AND SANSOM STREET                              PROOF OF JUNE 20, 2000
              PHILADELPHIA, PA 19139                                     LIQUOR.COM, INC.
                (215) 764-8600                                             H 66668 BACK
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          SALES:  R. JOHNS: 212-269-0339 X=13             OPERATOR:                                eg
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          /NET/BANKNOTE/HOME 14/LIQUOR/H66668                                  REV. 1
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